UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Alaska Communications Systems Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Keith E. Gottfried, Esq.

Sean M. Donahue, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004-2541

(202) 739-3000

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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Alaska Communications Systems Group, Inc., a Delaware corporation (“Alaska Communications”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with Alaska Communications’ solicitation of proxies from its stockholders in connection with its 2018 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2018 Annual Meeting”). Alaska Communications has neither scheduled the 2018 Annual Meeting nor filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2018 Annual Meeting.

Email Sent to Alaska Communications Employees on December 29, 2017

Attached hereto is an email sent by Alaska Communications to its employees on December 29, 2017 updating its employees on (i) the filing of Amendment No. 1 to a Schedule 13D with the SEC on December 28, 2017 by Karen Singer and TAR Holdings LLC, a limited liability company for which Karen Singer is the sole member, and (ii) the issuance of a press release by Alaska Communications commenting on such filing. This email is being filed herewith because it may be deemed to be solicitation material in connection with Alaska Communications’ solicitation of proxies to be used at the 2018 Annual Meeting.

Important Additional Information And Where To Find It

Alaska Communications, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Information regarding the names of Alaska Communications’ directors and executive officers and their respective interests in Alaska Communications by security holdings or otherwise can be found in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, filed with the SEC on April 27, 2017. To the extent holdings of Alaska Communications’ securities have changed since the amounts set forth in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Alaska Communications intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Alaska Communications stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Alaska Communications’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY ALASKA COMMUNICATIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Alaska Communications with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Alaska Communications’ corporate website at www.alsk.com, by writing to Alaska Communications’ Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting Alaska Communications’ investor relations department at (907) 564-7556.

Forward-Looking Statements

This email includes certain “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding Alaska Communications’ initiatives taken or contemplated to enhance and unlock value for all of its stockholders, Alaska Communications’ efforts to execute on and implement its long-term growth plan, actions taken to enhance Alaska Communications’ future prospects, Alaska Communications’ future operational and financial performance, Alaska Communications’ market opportunity, and the threatened proxy contest by Karen Singer and TAR Holdings LLC. These forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events made using information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s SEC filings, including, but not limited to, the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of the Company’s SEC filings may be obtained by contacting its investor relations department at (907) 564-7556 or by visiting its investor relations website at www.alsk.com.

Colleagues,

Earlier this month, I shared an update with you on a filing made with the U.S. Securities and Exchange Commission (SEC) by Karen Singer and TAR Holdings LLC, and our response to the filing. TAR Holdings, for which Ms. Singer is the sole member, is a stockholder in our company.

Ms. Singer and TAR Holdings made a second filing with the SEC on December 28. Earlier today, we issued a press release commenting on that filing. You can find the release, here. I want to continue to put this situation into context and answer your questions.

As we have said before, our board welcomes constructive feedback from our stockholders. We regularly meet with and engage in constructive dialogue with them. We have held numerous discussions with TAR Holdings to understand its perspective on our long-term growth plan. TAR Holdings asserts we should immediately announce a process to explore the sale of Alaska Communications. We have repeatedly said to TAR Holdings that our board would carefully consider any transaction that creates and/or unlocks value for all of our stockholders. Our commitment is to running a quality business that allows us to retain our talent, fosters trust with our customers, and enables us to win in the market, while we remain open to considering all available options to create and unlock stockholder value for the benefit of all our stockholders.

We have tremendous opportunity in the market. We have a solid business plan in place. We continue to perform on that plan daily. You can help by continuing to do what you do best – providing superb service to our customers and winning in the market. Our focus must remain on serving our customers without distraction. On behalf of the entire management team, I thank you for your continued commitment and dedication which has made us Alaska’s local, reliable, trustworthy broadband and managed IT services provider.

As is customary with these types of announcements, this news may garner some attention in the media. It is important for us to speak with one voice, and I ask that you refer any calls from outside parties to Heather Cavanaugh who will respond on our company’s behalf.

Sincerely,

Anand Vadapalli, President and CEO

Important Additional Information And Where To Find It

In accordance with SEC regulations, we have included the following legend as this email may be deemed to be solicitation material in connection with Alaska Communications’ solicitation of proxies from our stockholders to be used at our 2018 Annual Meeting of Stockholders:

Alaska Communications, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Information regarding the names of Alaska Communications’ directors and executive officers and their respective interests in Alaska Communications by security holdings or otherwise can be found in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 27, 2017. To the extent holdings of Alaska Communications’ securities have changed since the amounts set forth in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Alaska Communications intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Alaska Communications stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Alaska Communications’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY ALASKA COMMUNICATIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Alaska Communications with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Alaska Communications’ corporate website at www.alsk.com, by writing to Alaska Communications’ Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting Alaska Communications’ investor relations department at (907) 564-7556.